UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023 (March 31, 2023)

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2023, Save Foods, Inc. (the “Company” or “Save Foods”), entered into a securities exchange agreement (the “Agreement”), with Plantify Foods, Inc., a British Columbia company (“Plantify”), pursuant to which each of the respective parties agreed to issue to the opposite party 19.99% of its issued and outstanding capital stock. The Company and Plantify each determined that the anticipated synergy of the opposite party presented a mutual benefit, primarily through certain potential collaborative efforts in both R&D and sales and marketing. The parties closed the Agreement on April 5, 2023 (the “Closing”).

The Agreement contained customary representations, warranties and agreements by each of the Company and Plantify. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and were subject to limitations agreed upon by the contracting parties.

Upon the Closing, Save Foods issued 1,164,374 shares of common stock of Save Foods to Plantify, which amount represented 19.99% of Save Foods’ outstanding capital stock as of immediately prior to the Closing (and 16.66% of Save Foods’ outstanding capital stock as of immediately following the Closing), and Plantify issued 30,004,349 common shares of Plantify to Save Foods.

The Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing descriptions of the terms of the Agreement are qualified in their entirety by reference to such exhibits.

In connection with, and contingent upon, the execution of the Agreement, Save Foods and Plantify executed a debenture (the “Debenture”), whereby Save Foods agreed to lend C$1,500,000 to Plantify (the “Principal”), which Principal will accrue interest at a rate of 8% annually and will be repayable by Plantify over approximately 18 months. The Debenture has a maturity date of October 4, 2024. The Principal may be converted, at the sole discretion of Save Foods, into common shares of Plantify at a price of C$0.05 per share until the first anniversary of the Debenture issuance date and C$0.10 per share thereafter. The accrued interest may be converted at the market price of Plantify’s common shares, subject to TSXV approval at the time of conversion. Plantify will execute a general security agreement in favor of Save Foods and will specifically pledge to Save Foods the shares of Plantify’s subsidiary, Peas of Bean Ltd.

If the Principal under the Debenture is converted in the first year into 30,000,000 Plantify common shares, and assuming no further Plantify common shares are issued following the Agreement, Save Foods will hold approximately 28.56% of Plantify’s outstanding common shares. Accordingly, closing of the Debenture is subject to the approval of Plantify’s shareholders.

The Debenture is filed as Exhibit 1.2 hereto and is incorporated herein by reference. The foregoing descriptions of the terms of the Debenture are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Securities Convertible or Exercisable into Equity Securities

The information regarding the issuance of securities set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In accordance with the terms of the Agreement, Save Foods issued to Plantify 1,164,374 shares of common stock, par value $0.0001 per share, upon the Closing.

The shares of common stock described in this Item 3.02 of this Current Report on Form 8-K have been or will be issued in reliance upon the exemption from the registration requirements in Regulation S under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the terms of the Agreement, Save Foods agreed to appoint, effective upon the Closing of the Agreement, Dr. Roy Borochov, Chief Executive Officer of Plantify, as a Class II director of the Company.

The biographical information for Dr. Borochov appears below:

Dr. Roy Borochov, age 48, has served as a Class II director of the Company since April 5, 2023. Since December 2020, Dr. Borochov has also served as the chief executive officer of Mercury Investment Fund and the founder and owner of OLEA since 2000. Dr. Borochov has also served as chairman of ParaZone Drone Safety Systems since February 2022 and as a member of the board of directors of Peas of Bean since March 2021. Prior to that, from September 2018 to September 2020, Dr. Borochov was the Head of Agriculture at Prospera Technologies Ltd., and from November 2016 to September 2017, he served as chief technology officer and project co-lead of Forrest Innovations Ltd. Prior to that, from January 2015 to September 2017, Dr. Borochov served as the president of Forrest Innovations USA Inc., and from 2009 to 2015, he served in various roles at the Israeli Bio Organic Agriculture Association, including as its chief executive officer and chief orchard instructor. Dr. Borochov holds a Ph.D, M.Sc. and B.Sc. in Plant Science from the Hebrew University of Jerusalem.

Other than that which is disclosed herein, there are no arrangements or understandings between Dr. Borochov and any other persons pursuant to which he was appointed to serve as a Class II director of the Company and there are no family relationships between Dr. Borochov and any director or executive officer of the Company. Dr. Borochov has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On March 31, 2023, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
1.1	Securities Exchange Agreement, by and between Save Foods, Inc. and Plantify Foods, Inc., dated March 31, 2023
1.2	Debenture, by and between Save Foods, Inc. and Plantify Foods, Inc.
99.1	Press Release dated March 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: April 6, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer